UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Craig Fidler ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget (“OMB”)  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND
ANNUAL REPORT 2007

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING
STATEMENTS AND PAST PERFORMANCE

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Fund Adviser, LLC and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Past performance is not a reliable indication of future performance.  When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of Macquarie Fund Adviser, LLC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

The Macquarie Global Infrastructure Total Return Fund (MGU) is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia), and its obligations do not represent deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of the Fund.

Shareholder Letter

NOVEMBER 30, 2007 (unaudited)

Introduction

We are pleased to provide the following report to shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “the Fund”) for the year ended November 30, 2007 (“Period”).

The Net Asset Value (“NAV”) of the Fund increased 22.7% from $28.81 on November 30, 2006, to $35.35 on November 30, 2007. During this Period the Fund also paid four regularly scheduled quarterly distributions, totalling $1.60 per share. The Fund also paid one special distribution of $0.50 per share on December 29, 2006. After including these distributions, MGU’s NAV increased 31.5% on a total return basis over the Period.

MGU’s share price increased by 17.0%, from $26.87 to $31.45 during the Period. Including total distribution payments of $2.10 during the year, MGU’s share price delivered a total return of 25.5%. The share price discount to NAV increased from 6.7% at November 30, 2006, to 11.0% at November 30, 2007. This discount has narrowed to 2.9% at January 3, 2008.

Investment Objective and Strategy

The Fund’s investment objective is to provide investors with a high level of total return consisting of dividends and other income, and capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity and equity-like securities issued by U.S. and non-U.S. issuers that own or operate infrastructure assets (“Infrastructure Issuers”).

Most of the Infrastructure Issuers in which the Fund has invested, and will continue to invest in, will be public companies listed on national or regional stock exchanges.

In pursuit of its investment objective, MGU will also seek to manage its investments so that at least 25% of its distributions may qualify as tax-advantaged “qualified dividend income” for U.S. federal income tax purposes.

In line with the overall investment strategy of the Fund, Macquarie Fund Adviser, LLC (“MFA” or the “Manager”), investment adviser to the Fund, continues to focus on the securities of infrastructure companies that it believes provide essential services, have strong strategic positions in the businesses in which they are involved, and are able to generate sustainable and growing cash flow streams to equity holders.

Shareholder Letter

NOVEMBER 30, 2007 (unaudited)

Fund Commentary

The NAV total return for the Fund and comparative benchmarks for the Period are summarized in the table below:

Total NAV Return:
For the Period Ended
November 30, 2007
Macquarie Global Infrastructure	31.5%
Total Return Fund (MGU)
Macquarie Global	26.6%
Infrastructure Index USD (1)
S&P U.S. Utilities	20.4%
Accumulation Index (2)

During the Period, MGU and the Macquarie Global Infrastructure Index USD (the “Benchmark”) benefited from favorable equity market conditions, attractive industry fundamentals, solid financial performance and merger and acquisition activity.

MGU continued to benefit from relative weakness in the U.S. Dollar.  For example, during the Period, the U.S. Dollar declined on average over 10% against the Australian Dollar and Canadian Dollar, and over 9% against the Euro. These three currencies represented approximately 48% of the portfolio security positions as of November 30, 2007.

Portfolio Composition

A summary of the geographic and industry diversification of the portfolio as of November 30, 2007. is shown in the following charts:

(1)

The Macquarie Global Infrastructure Index consists of over 220 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization of approximately $2.5 trillion as of November 30, 2007.

(2)	The Standard & Poor’s Utilities Index is an unmanaged, capitalization-weighted index representing 31 of the largest utility companies listed on the NYSE.

Portfolio Diversification by Geographic Region (3)

Portfolio Diversification by Industry Sector (3)(4)

The Fund maintained a diversified geographic exposure to take advantage of infrastructure developments around the globe. The two largest holdings by country in MGU as at the end of the Period were in Australia and the United States, together representing 41.6% of the Fund. During the Period, the Fund established positions in a number of countries, including Japan, Austria, Germany, Switzerland, Thailand, and the United Arab Emirates. The Fund also exited its position in South Korea

(3)

Based on Total Assets as defined in the Fund’s Prospectus. Total Return Swap positions have been included on a “mark-to-market” basis and they are included on this basis under appropriate country and industry classifications.

(4)	In May 2007, the Industry sector classifications have been updated and therefore, they differ from the classifications presented in the previous annual report.

Shareholder Letter

NOVEMBER 30, 2007 (unaudited)

during the Period. The table below compares the Fund’s geographic diversification on November 30, 2007, with the diversification at the end of the prior corresponding period, on November 30, 2006.

	% of Fund on	% of Fund on	% Change over
Nation	Nov. 30, 2006 (3)	Nov. 30, 2007 (3)	the Year
Australia	16.9%	21.5%	4.6%
United States	19.6%	20.1%	0.5%
Spain	6.3%	13.2%	6.9%
United Kingdom	20.3%	8.9%	-11.4%
Hong Kong	6.6%	6.6%	0.0%
Italy	8.6%	4.4%	-4.2%
Canada	6.8%	3.7%	-3.1%
Thailand, Malaysia and Brazil	1.1%	6.4%	5.3%
France	6.1%	2.5%	-3.6%
New Zealand	2.7%	2.4%	-0.3%
South Korea	0.8%	—	-0.8%
Switzerland	—	2.0%	2.0%
Germany	—	1.8%	1.8%
Japan	—	1.5%	1.5%
Austria	—	1.3%	1.3%
United Arab Emirates	—	0.9%	0.9%
Cash, Cash Equivalents & Government Bonds	4.2%	2.8%	-1.4%

The Fund’s investments as at the end of the Period were diversified among 10 industry sectors, with the greatest exposures in Pipelines 24.9% and Toll Roads / Transportation 17.4%. During the Period, the Fund increased its position in Toll Roads / Transportation companies, while it reduced its position in water companies. The table below compares the Fund’s industry sector diversification at the end of the Period to the end of the prior corresponding period, on November 30, 2006.

	% of Fund on	% of Fund on	% Change over
Industry Sector	Nov. 30, 2006 (3)	Nov. 30, 2007 (3)(4)	the Year
Pipelines	20.4%	24.9%	4.5%
Toll Roads / Transportation	6.0%	17.4%	11.4%
Diversified	5.7%	10.1%	4.4%
Electricity & Gas Distribution	11.3%	9.6%	-1.7%
Airports	7.0%	9.1%	2.1%
Water	16.6%	8.9%	-7.7%
Electricity Transmission	7.4%	6.6%	-0.8%
Electric Utility	12.3%	5.5%	-6.8%
Electricity Generation	2.3%	3.4%	1.1%
Other	6.8%	1.7%	-5.1%
Cash, Cash Equivalents & Govn’t Bonds	4.2%	2.8%	-1.4%

Top Ten Holdings

A summary of the top ten holdings as of November 30, 2007 is shown in the following table:

			% of Total
Company	Country	Sector	Assets
Cintra Concesiones de Infraestructuras de Transporte SA	Spain	Toll Roads / Transportation Electricity	4.5%
Red Electrica de Espana	Spain	Transmission	4.5%
Spark Infrastructure Group	Australia	Electricity & Gas Distribution	4.4%
Babcock & Brown Infrastructure Group	Australia	Diversified	4.3%
Transurban Group	Australia	Toll Roads /
		Transportation	4.3%
Enagas	Spain	Pipelines	4.2%
Enbridge Energy Partners LP	United States	Pipelines	3.7%
Magellan Midstream Partners LP	United States	Pipelines	3.6%
Energy Transfer Partners LP	United States	Pipelines	3.6%
SP AusNet	Australia	Electricity & Gas Distribution	3.5%

The Fund’s investments in the United States continue to focus on Master Limited Partnerships that own pipeline and associated infrastructure assets. The Manager continues to believe that these investments offer relatively predictable and defensive cashflows, attractive yields and good growth prospects. Examples include Enbridge Energy Partners L.P., Magellan Midstream Partners L.P., and Energy Transfer Partners L.P. During the year the Fund participated in the initial public offering of Duncan Energy Partners L.P., and also established positions in NuStar Energy L.P. and Energy Transfer Partners L.P.

In Canada, the Fund exited its position in UE Waterheater Income Fund, a water heater company, following the acquisition by Alinda Capital Partners L.L.C.

In Australia, the Fund has investments in a range of infrastructure companies, including a toll road company, energy infrastructure companies, and also diversified infrastructure companies. During the year, the Fund established a position in Challenger Infrastructure Fund, which is listed in Australia and has a diversified portfolio of global infrastructure and utility assets. In New Zealand, the Fund continues to have a position in Auckland International Airport Limited. In July 2007, Dubai Aerospace Enterprise

Shareholder Letter

NOVEMBER 30, 2007 (unaudited)

(DAE) announced a proposal to acquire a majority interest in Auckland International Airport. Later in the year, DAE withdrew this proposal; however in November 2007, the Canada Pension Plan Investment Board announced its intention to make an all-cash partial takeover offer of NZD $3.65 per share for 40% of Auckland International Airport.

The Fund’s investments in the United Kingdom continue to be concentrated on the water utilities sector. During the year, the Fund exited its position in AWG, which was de-listed from the stock exchange in December 2006, following its acquisition by a private consortium called Osprey, which comprised of the Canada Pension Plan Investment Board, Colonial First State Global Asset Management, Industry Funds Management and 3i Group Plc. The Fund also benefited from its holding in UK water company Kelda, which in November 2007 received a takeover bid from a consortium that included Citigroup and HSBC Group.

The Fund continues to hold positions across a number of countries in Europe, including Spain, Italy and France. The Fund increased its holdings in Spain during the year, establishing a position in toll road company Cintra Concesiones de Infraestructuras de Transporte SA, which is now the largest holding in the MGU Fund as at the end of the Period. During the Period, the Fund reduced its position in Aeroports De Paris (ADP), which operates airports such as Charles-de-Gaulle Airport in Paris. The ADP share price has performed strongly since ADP listed in June 2006. ADP was the largest holding in MGU as of May 31, 2007, but as at the end of the Period represents approximately 1.0% of the Fund. Also during the Period, the Fund established positions in other European airports companies, such as Vienna Airport and Zurich Airport, and participated in the initial public offering for Hamburger Hafen und Logistik AG in Germany. The City of Hamburg sold down a 30% interest in Hamburger Hafen und Logistik AG, which is a port operations and logistics group that has the majority of its operations in the Port of Hamburg.

The Fund exited its position in Beijing Capital International Airport during the Period following strong share price performance. As at the end of the Period, the Fund continued to hold Zhejiang Expressway, another Chinese infrastructure company listed on the Hong Kong Stock Exchange, and the share price of Zhejiang Expressway increased approximately 110% during the Period. The Fund also continues to hold Hong Kong companies such as CLP and Hong Kong Electric, which are both Hong Kong power companies, as well as Cheung Kong Infrastructure which is the largest publicly listed diversified infrastructure company in Hong Kong and has investments in countries such as Australia, United Kingdom, Hong Kong, and Mainland China.

During the Period, the Fund established a position in East Japan Railway, which was the Fund’s first investment in Japan. East Japan Railway operates both in the Greater Tokyo metropolitan region and the eastern portion of Japan’s main island of Honshu and is the largest passenger railway company in the world, serving approximately 16 million passengers each day. The Fund also established a position in Airports of Thailand, which manages and operates the 6 leading airports in Thailand, and which account for more than 90% of Thailand’s air traffic.

The Fund added to its investment in Brazil during the Period by establishing a position in Companhia de Concessoes Rodoviarias, which is a tollroad company in Brazil.

The Fund established a position in the United Arab Emirates in November 2007 after participating in the IPO of DP World, which was the largest ever IPO in the Middle East, raising almost USD $5bn. At the time of IPO, DP World was the fourth largest container terminal operator in the world, with a portfolio of 42 container terminals spanning 22 countries.

Leverage and Swaps

As at the end of the Period, the Fund had drawn down $150 million of its $200 million commercial paper conduit which possesses a renewal date of September 28, 2008. While there has been uneasiness in the credit markets over the past six months, the Manager currently believes this will not have a material adverse effect on the Fund’s ability to renew the credit facility.

To limit MGU’s exposure to potentially adverse interest rate movements, the Manager entered into swap agreements for three to five years from the establishment date of the swaps. The swap agreements currently mature between November 2008 and December 2010. While the Manager expects to be able to renew these swap agreements, it is unclear as to whether the Fund would be able to lock in interest rates greater or less than the current rates.

In addition, the Fund has entered into a total return swap agreement with the Bank of Nova Scotia. This total return swap agreement provides an alternative, costeffective structure for investing in Canadian securities. As of November 30, 2007, the total return swap agreement had a notional amount of CAD 25,530,085.

The Manager believes MGU’s credit and total return swap facilities provide an attractive combination of pricing and flexibility for the Fund. In addition, the overall level of leverage, being 19.9% of total assets of the Fund, is well within the limit outlined in the Fund’s prospectus. The Manager believes that the prudent application of leverage can assist in increasing total returns generated by the Fund. Subsequent to the year-end, on December 28, 2007, the Fund drew down $25 million from the CP Conduit.

Distributions

The Fund paid four regular quarterly distributions and one special distribution during the Period, totalling $2.10 per share.

Based on the Fund’s NAV of $35.35 and closing share price of $31.45 as at the end of the Period, the $0.40 per share regular quarterly distributions represent

Shareholder Letter

NOVEMBER 30, 2007 (unaudited)

an annualized distribution rate of 4.5% on NAV and 5.1% on share price, respectively.

Subsequent to the end of the Period, the Fund declared three distributions: a regular quarterly distribution of $0.40 per common share, a special distribution of $0.085 per common share on December 11, 2007 and a long-term capital gain distribution of $3.895 per common share on December 11, 2007. All three distributions are payable on December 31, 2007 to shareholders of record on December 20, 2007.

Market Outlook

While global equity markets were volatile during the year, the Manager remains positive about the outlook for the infrastructure sector and the investment opportunities it presents for the Fund.

The Manager believes that infrastructure continues to be an attractive sector for investment groups, as they are attracted to typical features of infrastructure assets such as strong strategic positions, relatively predictable cash flows, and the long-life nature of infrastructure assets. Investment groups launched takeovers for a number of listed infrastructure companies during the year, including AWG, UE Waterheater Income Fund, Kelda and Auckland International Airport, and the Manager expects this trend to continue.

The Manager also believes that the privatization of infrastructure assets by governments around the world will continue to provide opportunities for the Fund, as governments seek to reduce their debt levels and improve essential services to their populations. Since inception, MGU has participated in a number of initial public offerings, and the Manager expects that asset divestitures through initial public offerings will continue to provide investment opportunities for the Fund.

Conclusion

The Fund has performed well during the year ending November 30, 2007. The Manager believes that MGU continues to provide U.S. investors with an attractive vehicle to access the global universe of infrastructure securities. The Manager remains committed to the investment strategy of the Fund, and will continue to focus on the securities of infrastructure companies that it believes provide essential services, have strong strategic positions in the businesses in which they are involved, and are able to generate sustainable and growing cash flow streams to equity holders.

We appreciate your investment in the Fund. For any questions or comments you may have, please call on 1-800-910-1434, e-mail us at MGU-Questions@ macquarie.com, or visit us at www.macquarie.com/mgu.

Yours sincerely,

Jon Fitch

President/Portfolio Manager

Justin Lannen

Portfolio Manager

Schedule of Investments

NOVEMBER 30, 2007

(Expressed in US Dollars)

Description	Shares	Value $
COMMON STOCKS - 90.58%
Australia - 26.88%
Australian Infrastructure Fund	3,038,065	$8,854,125
Babcock & Brown Infrastructure Group	22,882,166	32,333,430
Challenger Infrastructure Fund	4,141,103	13,458,557
Envestra, Ltd.	15,056,370	13,031,098
Hastings Diversified Utilities Fund	1,059,005	3,179,886
SP AusNet	25,065,282	26,342,332
Spark Infrastructure Group	19,041,365	33,212,367
Transurban Group (1)	5,060,443	32,133,060
		162,544,855

Austria - 1.62%
Flughafen Wien AG	86,727	9,782,242

Brazil - 2.61%
AES Tiete SA	200,100,000	7,210,610
Cia de Concessoes Rodoviarias	489,710	8,550,189
		15,760,799

France - 3.07%
Aeroports de Paris	65,907	7,520,658
Electricite de France	90,814	11,040,368
		18,561,026

Germany - 2.28%
Hamburger Hafen und Logistik AG	157,642	13,791,225

Hong Kong - 8.26%
Cheung Kong Infrastructure Holdings, Ltd.	4,762,170	18,318,509
CLP Holdings, Ltd.	1,500,000	10,162,536
Hong Kong Electric Holdings, Ltd.	839,960	4,385,383
Zhejiang Expressway Co., Ltd.	11,951,000	17,099,280
		49,965,708

Italy - 5.51%
Enel SpA	1,319,000	15,803,687
Snam Rete Gas SpA	211,954	1,345,740
Terna SpA	4,125,000	16,142,747
		33,292,174

See Notes to Financial Statements.

Schedule of Investments

NOVEMBER 30, 2007

(Expressed in US Dollars)

Description	Shares	Value $
Japan - 1.89%
East Japan Railway Co.	1,380	$11,401,161

Malaysia - 1.19%
PLUS Expressways Berhad	7,269,000	7,172,858

New Zealand - 2.99%
Auckland International Airport, Ltd.	8,390,858	18,081,350

Spain - 16.43%
Cintra Concesiones de Infraestructuras de Transporte SA	2,120,635	33,847,016
Enagas SA	1,055,000	31,763,441
Red Electrica de Espana SA	547,000	33,753,873
		99,364,330

Switzerland - 2.44%
Flughafen Zuerich AG	37,166	14,767,295

Thailand - 3.10%
Airports of Thailand Plc	11,124,301	18,733,589

United Arab Emirates - 1.19%
DP World, Ltd.	5,515,000	7,224,650

United Kingdom - 11.12%
Kelda Group Plc	676,923	15,002,529
Pennon Group Plc	838,396	11,634,813
Severn Trent Plc	647,950	20,874,540
United Utilities Plc	1,280,974	19,751,861
		67,263,743

Total Common Stocks (Cost $449,568,600)		$547,707,005

See Notes to Financial Statements.

Description	Shares	Value $
PREFERRED STOCKS - 1.10%
Brazil - 1.10%
AES Tiete SA	184,000,000	$6,640,709

Total Preferred Stocks (Cost $6,721,819)		6,640,709

CANADIAN INCOME TRUSTS - 4.55%
Northland Power Income Fund (1)	912,900	11,868,293
Pembina Pipeline Income Fund	879,800	15,652,425

Total Canadian Income Trusts (Cost $24,357,660)		27,520,718

MASTER LIMITED PARTNERSHIPS - 25.06%
Amerigas Partners LP	344,789	12,153,812
Duncan Energy Partners LP	91,520	2,084,826
Enbridge Energy Partners LP - Class A	540,200	27,652,838
Energy Transfer Partners LP	522,168	26,891,652
Enterprise Products Partners LP	798,089	24,948,262
Kinder Morgan Energy Partners LP	515,000	26,053,850
Magellan Midstream Partners LP(2)	625,788	27,396,999
NuStar Energy LP	77,206	4,369,859

Total Master Limited Partnerships (Cost $145,004,540)		151,552,098

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value $

U.S. TREASURY SECURITIES - 1.33%
U.S. Treasury Notes (2)	4.625%	02/29/2008	$4,000,000	4,014,376
U.S. Treasury Notes (2)	4.875%	05/31/2008	4,000,000	4,031,564

Total U.S. Treasury Securities (Cost $7,989,597)				$8,045,940

See Notes to Financial Statements.

Schedule of Investments

NOVEMBER 30, 2007

(Expressed in US Dollars)

	Interest	Maturity
Description	Rate	Date	Value $

SHORT TERM INVESTMENTS - 2.17%
Repurchase Agreement - 2.17%
Agreement with Deutsche Bank, dated 11/30/2007 with a repurchase amount of $ 13,104,858, collateralized by Federal Home Loan Bank, 3.375%, due 2/15/2008 with a value of $13,362,000	4.450%	12/1/2007	$13,100,000

Total Short Term Investments (Cost $13,100,000)			13,100,000

Total Investments - 124.79% (Cost $646,742,216)			754,566,470

Other Assets Less Other Liabilities - 0.02%			135,527

Leverage Facility (3)(4) - (24.81)%			(150,000,000)

Total Net Assets - 100.00%			$604,701,997

See Notes to Financial Statements.

Schedule of Investments

NOVEMBER 30, 2007

(Expressed in US Dollars)

SWAP AGREEMENTS:

Interest Rate Swap Counterparty	Notional Amount	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund (5)	Floating Rate Index	Termination Date	Unrealized Depreciation	% of Net Assets
Citibank, N.A.	60,000,000 USD	4.426%	US 1MT LIBOR	USD LIBOR	November 17,	($119,878)	(0.02)%
				BBA 1MT	2008
Citibank, N.A.	30,000,000 USD	4.150%	US 1MT LIBOR	USD LIBOR	January 6,	(4,447,274)	(0.74)%
	34,572,000 CAD			BBA 1MT	2009
Citibank, N.A.	20,000,000 USD	4.150%	US 1MT LIBOR	USD LIBOR	January 6,	(3,158,148)	(0.52)%
	23,242,000 CAD			BBA 1MT	2009
National	40,000,000 USD	4.865%	US 1MT LIBOR	USD LIBOR	December 9,	(1,138,388)	(0.19)%
Australia Bank				BBA 1MT	2010

Total			Floating Rate				% of
Return Swap		Notional	Paid by the	Floating	Termination	Unrealized	Net
Counterparty	Shares	Amount	Fund (6)	Rate Index	Date	Appreciation	Assets
Bank of Nova		25,530,085	CAD 1 MT CDOR	CAD BA	July 26, 2016	$97,457	0.02%
Scotia		CAD		CDOR

PORTFOLIO DIVERSIFICATION BY INDUSTRY SECTOR: (7)(8)

Pipelines	24.9%
Toll Roads / Transportation	17.4%
Diversified	10.1%
Electricity & Gas Distribution	9.6%
Airports	9.1%
Water	8.9%
Electricity Transmission	6.6%
Electric Utility	5.5%
Electricity Generation	3.4%
Other	1.7%
Cash, Cash Equivalents & Government Bonds	2.8%
100.0%

(1)	Securities with the market value of $44,001,353 as of November 30, 2007, are segregated as collateral for Total Return Swap.
(2)	Securities, or a portion of securities, with the total market value of $13,076,900 as of November 30, 2007 are segregated as collateral for Interest Rate Swaps.
(3)	The aggregate market value of collateralized securities totals to $741,466,470 as of November 30, 2007.
(4)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 8 under Notes to the Financial Statements)

(5)

London-Interbank Offered Rate - British Bankers Association Fixing for US Dollar. The fixing is conducted each day at 11:00 a.m. (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers Association. The US IM LIBOR was 5.24% as of November 30, 2007.

(6)	Average rates from nine Canadian Bank/contributors. The CAD IM CDOR was 4.73% as of November 30, 2007.
(7)

Percentages are based upon total assets as defined in the Fund’s Prospectus. Please note that percentages shown on the Schedule of Investments are based on net assets. Total Return Swap positions have been included on a “mark to market” basis and included on this basis under the appropriate sector classifications.

(8)	In May, 2007, the industry sector classifications have been updated, therefore; they differ from classifications in the previous annual report.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2007

(Expressed in US Dollars)

ASSETS:
Investments, at value (Cost $646,742,216)	$754,566,470
Cash (Restricted)	8,500,000
Cash	93,695
Foreign Currency, at value (Cost $775,507)	775,512
Unrealized appreciation on total return swap contract	97,457
Dividends receivable	1,853,022
Dividend reclaim receivable	38,812
Total return swap payments receivable	195,810
Interest receivable	49,983
Interest receivable on interest rate swap contract	6,024
Other assets	84,746
Total Assets	766,261,531

LIABILITIES:
Unrealized depreciation on interest rate swap contracts	8,863,688
Interest payable on interest rate swap contracts	14,595
Loan payable	150,000,000
Accrued interest on loan payable	718,298
Accrued investment advisory expense	1,578,130
Accrued legal expense	92,032
Accrued administration expense	79,989
Accrued directors expense	23,769
Other payables and accrued expenses	189,033

Total Liabilities	161,559,534
Net Assets	$604,701,997

COMPOSITION OF NET ASSETS:
Paid-in-capital	$407,926,535
Accumulated net investment loss	(7,977,195)
Accumulated net realized gain on investments	105,508,552
Net unrealized appreciation on investments, swaps, and foreign currency translation	99,244,105
Net Assets	$604,701,997

Shares of common stock outstanding of $0.001 par value, 100,000,000 shares authorized	17,104,789
Net Asset Value Per Share	$35.35

See Notes to Financial Statements.

Statement of Operations

FOR THE YEAR ENDED NOVEMBER 30, 2007

(Expressed in US Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,208,435)	$38,232,876
Interest	1,468,676
Total Investment Income	39,701,552

EXPENSES:
Interest on loan	8,879,417
Investment advisory	6,172,187
Administration	924,444
Legal	367,363
Audit	244,999
Insurance	203,224
Custody	198,784
Printing	138,908
Directors	112,810
Transfer agent	31,272
Miscellaneous	249,704

Total Expenses	17,523,112
Net Investment Income	22,178,440

Net realized gain/loss on:
Investment securities	88,757,631
Interest rate swaps	1,294,964
Total return swap	495,999
Foreign currency transactions	(972,021)
Net change in unrealized appreciation/depreciation on:
Investment securities	40,620,980
Swap contracts	(4,580,237)
Translation of assets and liabilities denominated in foreign currencies	(9,198)
Net Realized and Unrealized Gain on Investments	125,608,118
Net Increase in Net Assets From Operations	$147,786,558

See Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in US Dollars)

	2007	2006
FROM OPERATIONS:
Net investment income	$22,178,440	$21,973,735
Net realized gain/loss on:
Investment securities	88,757,631	16,418,769
Interest rate swaps	1,294,964	692,631
Total return swap	495,999	269,866
Foreign currency transactions	(972,021)	19,130
Net change in unrealized appreciation on investments, swap contracts and foreign currency translation	36,031,545	86,874,454
Net Increase in Net Assets From Operations	147,786,558	126,248,585

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Net decrease in net assets from distributions	(35,829,518)	(26,356,493)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common stock issued to stockholders from reinvestment of dividends	2,901,305	—
Net Increase in Net Assets	114,858,345	99,892,092

NET ASSETS:
Beginning of period	$489,843,652	$389,951,560
End of period *	$604,701,997	$489,843,652

* Includes Accumulated Net Investment Loss of:	$(7,977,195)	$(455,379)

See Notes to Financial Statements.

Statement of Cash Flows

FOR THE YEAR ENDED NOVEMBER 30, 2007

(Expressed in US Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$147,786,558
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Increase in restricted cash	(8,500,000)
Purchase of investment securities	(285,554,399)
Proceeds from disposition of investment securities	297,038,507
Net realized gain from investment securities	(88,757,631)
Net sale of short-term investment securities	6,906,719
Net change in unrealized appreciation on investments	(40,620,980)
Net change in unrealized appreciation on swap contracts	4,580,237
Discount accretion	(27,593)
Increase in dividends receivable	(175,233)
Increase in dividend reclaim receivable	(38,812)
Decrease in interest receivable	1,089
Decrease in other assets	106,335
Decrease in accrued interest on loan payable	(62,105)
Increase in accrued investment advisory expense	196,314
Increase in accrued administration expense	13,477
Increase in accrued directors expense	13,555
Increase in other payables and accrued expenses	64,163
Net Cash Provided by Operating Activities	32,970,201

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(32,928,213)
Net Cash Used in Financing Activities	(32,928,213)

Net increase in cash	41,988
Cash and foreign currency, beginning balance	$827,219

Cash and foreign currency, ending balance	$869,207

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$8,941,522
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$2,901,305

See Notes to Financial Statements.

Financial Highlights

(Expressed in US Dollars)

	For the Years Ended November 30,				For the Period Aug. 26, 2005 to November
	2007		2006		30, 2005 (1)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period Income from investment operations:	$28.81		$22.93		$23.88
Net investment income	1.30		1.29		0.46
Net realized and unrealized gain/loss on investments	7.34		6.14		(1.36)
Total from Investment Operations	8.64		7.43		(0.90)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(2.10)		(1.55)		—
Total Distributions	(2.10)		(1.55)		—

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in-capital	—		—		(0.05)
Total Capital Share Transactions	—		—		(0.05)
Net asset value - end of period	$35.35		$28.81		$22.93
Market price - end of period	$31.45		$26.87		$20.69

Total Investment Return - Net Asset Value (2)	31.51%		34.43%		(3.96	)%(3)
Total Investment Return - Market Price (2)	25.45%		38.95%		(17.24	)%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets attributable to common shares, at end of period (000s)
Ratios to average net assets attributable to common shareholders:	$604,702		$489,844		$389,952
Expenses	3.12	%(4)	3.57	%(4)	1.34	%(5)
Expenses excluding interest expense	1.54%		1.69%		N/A
Net investment income	3.95%		5.15%		7.48	%(5)
Portfolio turnover rate	41.22%		25.87%		3.47%

(1)	The Fund commenced operations on August 26, 2005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performances is not a guarantee of future results.

(3)	Total investment return on net asset value reflects a sales load of $1.125 per share.
(4)

For the years ended November 30, 2007 and 2006, the annualized ratio to Total Assets was 2.46% and 2.66%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(5)	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2007

1. Organization and Significant Accountings Policies

Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to Macquarie Fund Adviser, LLC (“MFA” or the “Manager”). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

As of November 30, 2007, the Fund had restricted cash in the amount of $8,500,000. The restricted cash represents collateral in relation to interest rate swap agreements between the Fund and Citibank, N.A. The restricted cash is held at the Fund’s custodian, The Bank of New York.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S.

Notes to Financial Statements

NOVEMBER 30, 2007

exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Board of Directors or a committee of the Board of Directors or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•    the projected cash flows for the issuer;

•    the fundamental business data relating to the issuer;

•    an evaluation of the forces that influence the market in which these securities are purchased and sold;

•    the type, size and cost of holding;

•    the financial statements of the issuer;

•    the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•    the information as to any transactions in or offers for the holding;

•    the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•             the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

•             the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Standard Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currency translation.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Notes to Financial Statements

NOVEMBER 30, 2007

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly dividends of all or a portion of its net income and/or realized short-term gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes, for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and will also apply to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity

(observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Fund, and has started to evaluate the significance of its impact, if any, on the Fund’s financial statements.

2. Income Taxes

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended November 30, 2007, was as follows:

Distributions paid from:

	2007	2006
Ordinary income	$35,829,518	$26,356,493
Total	$35,829,518	$26,356,493

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended November 30, 2007, the effects of certain differences were reclassified. The Fund decreased its accumulated net investment loss by $6,129,262, increased paid in capital by $7,484, and decreased accumulated net realized gain by $6,136,746. These differences were primarily due to the differing tax treatment of foreign currency, distributions, investments in partnerships, swaps and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

Notes to Financial Statements

NOVEMBER 30, 2007

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$2,855,604
Accumulated capital gains	77,743,046
Unrealized appreciation	122,312,832
Cumulative effect of other timing differences	(6,136,020)
Total	$196,775,462

The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

As of November 30, 2007, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$143,145,386
Gross depreciation on investments (excess of tax cost over value)	$(10,285,942)
Gross appreciation/depreciation on foreign currency and other derivatives	$(10,546,612)
Net unrealized appreciation/depreciation	$122,312,832
Total cost for federal income tax purposes	$621,707,026

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and certain other investments.

3. Capital Transactions

	For the Year Ended		For the Year Ended
	November 30, 2007		November 30, 2006
Common shares outstanding – beginning of period	17,004,189		17,004,189
Common shares issued	100,600	*	—
Common shares outstanding – end of period	17,104,789		17,004,189

4. Portfolio Securities

Purchase and sales of investment securities, other than short-term securities, for the year ended November 30, 2007 aggregated $285,554,399 and $297,038,507, respectively.

Purchases and sales of U.S. government securities for the year ended November 30, 2007 was $0 and $0 respectively.

5. Investment Advisory Agreement

MFA serves as the Fund’s investment adviser pursuant to an Investment Management Agreement with the Fund and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the

*

100,600 common shares were issued on January 5, 2007 in accordance with the Fund’s Dividend Reinvestment Plan. At the time of valuation, January 4, 2007, the Fund was trading at a premium to NAV resulting in the issuance of these shares.

Fund’s Board of Directors. MFA is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MFA receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

6. Interest Rate Swap Contracts

The Fund has entered into interest rate swap agreements to hedge its interest rate exposure on its leverage facility described in Note 8. In these interest rate swap agreements, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the leverage facility. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the fund shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of interest rate swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposures to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

7. Total Return Swap Contracts

The Manager believes total return swaps provide an attractive combination of both pricing and flexibility to obtain exposure to certain securities.

The Fund has entered into a total return swap agreement with the Bank of Nova Scotia. The swap agreement is for a period of ten years, but may be terminated earlier by the Fund. Because the principal amount is not exchanged, it represents neither an asset nor

Notes to Financial Statements

NOVEMBER 30, 2007

a liability to either counterparty, and is referred to as notional. The unrealized gain/loss related to the daily change in the valuation of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset/liability on the Statement of Assets and Liabilities. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain/loss on the Statement of Operations. The total return swap is subject to market and counterparty risks, and exposures to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities (if the counterparty fails to meet its obligations).

8. Leverage

The Fund possesses a commercial paper conduit (the “CP Conduit”) with TSL (USA) Inc. (“TSL”) as conduit lender, and National Australia Bank Limited (“NAB”), New York Branch as secondary lender.

The Fund drew down $150 million on September 29, 2006, and the Fund may draw down an additional $50 million up to a total of $200 million. The Fund has pledged all securities in its porfolio (except those securities that are pledged as collateral for other purposes and repurchase agreement) as collateral for the CP Conduit. As of November 30, 2007 the market value of the securities pledged as a collateral for the CP conduit totaled to $684,388,217.

The Fund pays interest at a rate of 40 bps per annum above the cost of funds TSL is able to obtain in the commercial paper market. As of November 30, 2007 the cost of funds was 5.35% and the interest rate payable by the Fund was 5.75%.

The Fund also incurs a commitment fee of 10 bps for the amount of commitment available in excess of the outstanding loan. As of November 30, 2007, the Fund had commitments available of $50 million.

9. Other

Compensation of Directors: The Independent Directors of the Fund approved an increase to their compensation on October 16, 2007. The Independent Directors of the Fund currently receive a quarterly retainer of $8,750, an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Prior to October 16, 2007 the Independent Directors of the Fund received a quarterly retainer of $5,000, and an additional $2,500 for each meeting attended.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: The Fund paid three distributions totaling $4.38 per share: the regular quarterly distribution of $0.40 per common share, a special distribution of $0.085 per common share, and long-term capital gain distribution of $3.895 per common share. All three distributions were paid on December 31, 2007 to shareholders of record on December 20, 2007.

Leverage: On December 28, 2007 the Fund drew down $25 million from the CP Conduit. After the drawdown, the Fund has utilized $175 million of its $200 million facility.

Report of Independent Registered Public Accounting Firm

NOVEMBER 30, 2007

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) at November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years in the period then ended and for the period August 26, 2005 (commencement of operations) through November 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, CO

January 11, 2008

Additional Information

NOVEMBER 30, 2007 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, The Bank of New York, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by The Bank of New York, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•      If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•      If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts,

Additional Information

NOVEMBER 30, 2007 (unaudited)

including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, NY 10286, 20th Floor, Transfer Agent Services, 1-800-433-8191.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Other Information

On January 17, 2008 the Fund’s Board of Directors removed the Fund’s voluntary restriction on not investing in any Infrastructure Issuer for which a member of the Macquarie Group provides investment banking, operational, consulting or other similar services, or to which a member of the Macquarie Group provides similar services with respect to specific Infrastructure Assets owned by the Infrastructure Issuer, or entities for which a member of the Macquarie Group provides investment advisory services. Any such investment would be made in accordance with applicable law and internal Fund policies and procedures.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Annual Certifications

As required, on September 19, 2007, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes- Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

Designation Requirements

The Fund designates the following for federal income tax purposes for the year ended November 30, 2007

Foreign Taxes Paid and Foreign Source Income

Foreign Taxes Paid	1,898,150
Foreign Source Income	25,121,746
Dividends Received Deduction Percentage	1.02%
Qualified Dividend Income Percentage	92.82%

Directors & Officers

NOVEMBER 30, 2007 (unaudited)

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MFA-Affiliate Advised Funds”), and other public directorships

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served
Gordon A. Baird*, 39	Director	Since – July 22, 2005 Term expires 2009.

Thomas W. Hunersen*, 49	Director	Since – July 12, 2005 Term expires 2010.

Chris LaVictoire Mahai*, 52	Director	Since – July 12, 2005 Term expires 2008.

(1)	Each non-interested Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.
*	Member of the Audit Committee

Principal Occupation(s) During Past Five Years	Number of MFA-Affiliate Advised Funds Overseen	Public Directorships
Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Group (investment management firm) since 2003. He was Director of Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (2002-2003); President and member of the Board of Directors, IBEX Capital Markets Inc. (1996-2001).	1	None

Mr. Hunersen manages CKW Associates Incorporated, an investment and consulting company. He was previously Head of Strategy Projects - North America, Global Wholesale Banking - Bank of Ireland, Greenwich, Connecticut (2004), Chief Executive Officer, Slingshot Game Technology Incorporated, Natick, Massachusetts (2001-2003), and Executive Vice President, General Manager, Global Head of Energy & Utilities - Global Wholesale Banking - National Australia Bank Limited (1987-2001).	1	None

Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Directors & Officers

NOVEMBER 30, 2007 (unaudited)

Biographical Information of the Interested Director of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served
Oliver Yates, 42 1 Martin Place, Level 12 Sydney, NSW 2000	Director	Since – May 4, 2005 Term expires 2008.

Principal Occupation(s) During Past Five Years	Number of MFA-Affiliate Advised Funds Overseen	Public Directorships

Co-head of the Macquarie group’s Macquarie Capital Products group and an Executive Director of Macquarie Group Limited, July 2004-present. President of Macquarie Holdings USA, 2000-July 2004. Mr. Yates is a Director of the following companies: Autobahn Limited, since 2003; Four Corners Capital Management LLC, since 2001; Globalis Investment, LLC, since 2006; Macquarie Fund Adviser, LLC, since 2006; Macquarie Managed Investments Limited, since 2005; Macquarie Income Investments Limited, since 2005; Macquarie (Japan) Limited, since 2000; Macquarie IH Ireland Limited, since 2006; Macquarie Capital GMBH, since 2001; M.D. Sass-Macquarie Financial Strategies L.P., since 2006; M.D. Sass- Macquarie Financial Strategies GP LLC, since 2006; M.D. Sass-Macquarie Financial Strategies Management Company LLC, since 2006; M.D. Sass-Macquarie Financial Strategies Investment Fund LLC, since 2006; MIH Bermuda 1 Limited, since 2006; MIH Bermuda 2 Limited, since 2006; MIH Luxembourg SA, since 2006; MPI Private Trustee Limited, since 2000, and MIH (Vancouver) Holdings Limited, since 2006.

	1	None

Directors & Officers

NOVEMBER 30, 2007 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served
Jon Fitch, 42 1 Martin Place, Level 12 Sydney, NSW 2000	Chief Executive Officer	Since – July 13, 2005

Richard Butt, 51 125 West 55th Street New York, NY 10019	Chief Financial Officer, Treasurer and Secretary	Since – October 19, 2006

Paul F. Hahesy, 36 2 Portland Square - 1st Floor Portland, ME 04101	Chief Compliance Officer	Since – April 23, 2007

(1) Each officer serves an indefinite term.

Principal Occupation(s) During Past Five Years

CEO, Macquarie Fund Adviser, LLC, February 2004 – present. Equity Analyst, Macquarie Equities Limited, 1997-2003.

Director and Chairman, Macquarie Fund Adviser, LLC, September 2006 to present; President, Macquarie Fund Adviser, LLC, December 2006 to present; Director, Macquarie Alternative Investments Limited, November 2006 to Present; President RefcoFund Holdings, LLC, November 2003 to August 2006; Senior Vice President, Refco Alternative Investments, LLC, October 2003 to November 2003; President, Refco Alternative Investments, LLC, November 2003 to August 2006; President, Refco Commodity Management, Inc., September 2005 to August 2006; Executive Vice President, Global Distribution Strategies Inc., January 2002 to October 2003.

Compliance Manager, Foreside Compliance Services, LLC, May 2005 to present; Compliance Consultant, MetLife Group, Inc., October 2001 to April 2005.

1-800-910-1434

Macquarie Global Infrastructure Total Return Fund Inc. 125 West 55th Street New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2.    Code of Ethics.

(a)   The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   Not applicable.

(c)   There  have been no amendments,  during  the  period  covered  by this report,  to a  provision  of the code of  ethics  that  applies  to the Registrant’s principal executive officer,  principal financial officer, principal  accounting  officer or  controller,  or  persons  performing similar functions, regardless of whether these individuals are employed by the registrant or a third party,  and that relates to any element of the code of ethics described in Item 2(a) above.

(d)   The Registrant  has not granted  any  waivers,  including  an implicit waiver,  from a  provision  of the code of ethics  that  applies to the registrant’s principal executive officer,  principal financial officer, principal  accounting  officer or  controller,  or  persons  performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e)   Not applicable.

(f)    The Registrant’s Code of Ethics is attached as   Exhibit 12(A)(1) hereto.

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Item 3.    Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an audit committee “financial expert.”   Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended November 30, 2007 and November 30, 2006 was $97,000 and $166,500, respectively.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in 2007 and $0 in 2006.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $63,500 in 2007 and $26,500 in 2006.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in 2007 and $0 in 2006.

(e)(1)     Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee.  Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)     No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           Not applicable.

(h)           Not applicable.

Item 5.    Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Gordon A. Baird

Chris LaVictoire Mahai

Thomas W. Hunersen

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Item 6.    Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the registrant’s policies and procedures.

MGU PROXY VOTING PROCEDURES

MFA is the adviser of MGU and is responsible for voting proxies on its behalf.  MFA has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MFA’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU.  For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MFA, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MFA has engaged the services of ISS to make recommendations to MFA with respect to voting proxies related to securities held by MGU.  ISS’ recommendations will be based on ISS’ pre-established voting guidelines, a current copy of which is attached hereto as Appendix 17.2.D.

c) MFA will review each ISS recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MFA determines that it is not in the best interest of MGU to vote, or to vote in accordance with an ISS recommendation, regarding a particular voting matter, MFA will document its reasons for such determinations.

e) In the event that MFA manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MFA will vote proxies relating to that company’s securities in accordance with ISS’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MFA determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the ISS recommendation to ensure that such conflict is avoided.  Should MFA determine that a vote according to ISS’ recommendation regarding such a matter would not be in the best interest of MGU, MFA will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MFA will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so.  In the event that MFA is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

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ISS Summary of 2007 U.S. Proxy Voting Guidelines

Effective for meetings on or after Feb. 1, 2007

Updated Dec. 15, 2006

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent,

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

• Fees for non-audit services (“Other” fees) are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

• Composition of the Board  and key Board  committees;

• Attendance at Board  and committee meetings;

• Corporate governance provisions and takeover activity;

• Disclosures under Section 404 of Sarbanes-Oxley Act;

• Long-term company performance relative to a market and peer index;

• Extent of the director’s investment in the company;

• Existence of related party transactions;

• Whether the chairman is also serving as CEO;

• Whether a retired CEO sits on the Board ;

• Number of outside Board s at which a director serves;

• Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

• Attend less than 75 percent of the Board  and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

• Sit on more than six public company Board s;

• Are CEOs of public companies who sit on the Board s of more than two public companies besides their own— withhold only at their outside Board s.

WITHHOLD from the entire Board of Directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

• The company’s proxy indicates that not all directors attended 75% of the aggregate of their Board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The Board  adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

• The Board  failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

• The Board  failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

• The Board  failed to act on takeover offers where the majority of the shareholders tendered their shares;

• At the previous Board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

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• The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

• The company lacks an audit, compensation, or nominating committee so that the full Board  functions as that committee;

• The company lacks a formal nominating committee, even if Board  attests that the independent directors fulfill the functions of such a committee;

• The full Board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

• The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

• A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

• There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

• There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

• The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

• The company fails to submit one-time transfers of stock options to a shareholder vote;

• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

• The company has backdated options (see “Options Backdating” policy);

• The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire Board as well.

WITHHOLD from directors, individually or the entire Board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the Board. Vote FOR proposals to repeal classified Board s, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Has a designated lead director, elected by and from the independent Board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

• Presiding at all meetings of the Board  at which the chairman is not present, including executive sessions of the independent directors,

• Serving as liaison between the chairman and the independent directors,

• Approving information sent to the Board ,

• Approving meeting agendas for the Board ,

• Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

• Having the authority to call meetings of the independent directors,

• If requested by major shareholders, ensuring that he is available for consultation and direct communication;

• Two-thirds independent Board ;

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• All-independent key committees;

• Established governance guidelines;

• The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the Board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than Board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the Board will only adopt a shareholder rights plan if either:

• Shareholders have approved the adoption of the plan; or

• The Board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future Board  to redeem the pill;

7

• Shareholder redemption feature (qualifying offer clause); if the Board  refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.

8

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire Board, if the company has poor compensation practices, such as:

• Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

• Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

• Huge bonus payouts without justifiable performance linkage or proper disclosure;

• Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

• Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

• New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

• Excessive severance provisions (e.g., including excessive change in control payments);

• Change in control payouts without loss of job or substantial diminution of job duties;

• Internal pay disparity;

• Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options without prior shareholder approval;

• There is a disconnect between CEO pay and the company’s performance;

• The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

• The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the Board’s compensation are met and disclosed in the proxy statement:

• Director stock ownership guidelines with a minimum of three times the annual cash retainer.

• Vesting schedule or mandatory holding/deferral period:

• A minimum vesting of three years for stock options or restricted stock; or

• Deferred stock payable at the end of a three-year deferral period.

• Mix between cash and equity:

• A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

• If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

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• No retirement/benefits and perquisites provided to non-employee directors; and

• Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, Board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85% of fair market value;

• Offering period is 27 months or less; and

• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

• Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

• Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

• Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

• No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the Board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Length of time of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the Board  or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

• Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

• The triggering mechanism should be beyond the control of management;

• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

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• The company is conducting animal testing programs that are unnecessary or not required by regulation;

• The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

• The company has been the subject of recent, significant controversy related to its testing programs.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

• The existing level of disclosure on pricing policies;

• Deviation from established industry pricing norms;

• The company’s existing initiatives to provide its products to needy consumers;

• Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

• New legislation is adopted allowing development and drilling in the ANWR region;

• The company intends to pursue operations in the ANWR; and

• The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:

• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

• The company does not directly source from CAFOs.

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Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

• The company does not maintain operations in Kyoto signatory markets;

• The company already evaluates and substantially discloses such information; or,

• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Off-shoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund Boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

• Past performance as a closed-end fund;

• Market in which the fund invests;

• Measures taken by the Board  to address the discount; and

• Past shareholder activism, Board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the Board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Name	Title	Length of Service	Business Experience 5 Years
Jon Fitch	CEO, Portfolio Manager	Since 2005

CEO, Macquarie Infrastructure Fund Adviser, LLC (February 2004—present); Equity Analyst, Macquarie Equities Limited (2001—2003: established Hong Kong-based research team; 1997—2000: led coverage of the Australian infrastructure and utility sector)

Justin Lannen	Portfolio Manager	Since 2007

Mr. Lannen has been employed in Macquarie Fund Advisor LLC since March 2007as a Portfolio Manager. Prior to joining Macquarie, Justin was the Portfolio Manager for the $A 1.4 billion Colonial First State Industrial Share Fund. Justin was at Colonial First State for 10 years, which included seven years in the Australian Equities team. Justin had specific analyst responsibility for a number of industrial sectors, including infrastructure and utilities which he covered from 2000 until departure in 2007.

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Other Accounts Managed

PM Name	# Registered Investment Companies, Total Assets	# Other Pooled Investments Vehicles, Total Assets	# Other Accounts, Total Assets	Material Conflicts if Any
Jon Fitch	1, $218,554,581	10, $2,415,759,217	3, $125,753,038	See Below
Justin Lannen	1, $218,554,581	4, $194,272,713	3, $125,753,038	See Below

Material Conflicts of Interest.  The Adviser believes that Messrs. Fitch and Lannen’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts.  To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements.  All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3) Portfolio Manager Compensation as of November 30, 2007.

Base salary.  Each of the Portfolio Managers is paid a base salary that is set on an annual basis at a level determined by the Adviser’s parent company, Macquarie Group Limited (“MGL”).  In setting the base salary for portfolio managers, MGL’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities and current employment market conditions.

Incentives.  The Portfolio Managers are also eligible to receive variable (at risk) performance pay and a long-term incentive in the form of options. To encourage superior performance, MGL has a formula driven profit share scheme for staff. The size of the profit sharing pool is determined annually by reference to MGL’s after tax profits and its earnings over and above the estimated cost of capital. The profit sharing pool is allocated to business areas based on various factors, particularly relative contribution to profits taking into account capital usage. Allocations are then made to individuals within the business areas based on their performance and contribution over the year. Individual allocations are primarily linked to outcomes actually achieved in the current year that contribute directly to net profit after tax and return on ordinary equity, the drivers that determine the total profit sharing pool and returns to shareholders. Accordingly each Portfolio Manager’s share of the profit share pool, which typically forms a substantial part of his respective annual cash compensation, is based on his individual

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performance (the assessment of which will include the Fund’s assets under management and the revenues generated by the Fund).

The Portfolio Managers are also eligible to receive options. The majority of options are allocated to individual executives in broadly the same manner as annual cash incentives (i.e. allocated on the basis of current year performance).

MGL and the Adviser believe that these incentives align the interests of the Portfolio Managers and the portfolios they manage.

(a)(4) Dollar Range of Securities Owned as of November 30, 2007.

Portfolio Manager	Dollar Range of Equity Securities in Registrant (1)
Jon Fitch	None
Justin Lannen	None

(1) “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

The Fund’s Bylaws provide that, with respect to an annual meeting of Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of Stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have

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concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	February 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	February 8, 2008

By:	/s/ Richard Butt
Richard Butt
Chief Financial Officer (Principal Financial Officer)

Date:	February 8, 2008

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